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                                                                    EXHIBIT 10.2

                         FORM OF NON-EMPLOYEE DIRECTOR
                       SUBSTITUTE STOCK OPTION AGREEMENT
                       ---------------------------------

          This SUBSTITUTE STOCK OPTION AGREEMENT (the "Agreement"), is entered into effective as of the __ day of _____, 199_, by and between ALEXANDRIA REAL ESTATE EQUITIES, INC., a Maryland corporation (the "Corporation"), and __________, a Non-Employee Director of the Corporation (the "Optionee"). Any capitalized terms not defined herein shall have the meaning set forth in the Subsidiary Plan (defined below).

          WHEREAS, on the ___ day of ____, 199_, Health Science Properties Holding Corporation, Inc., a Maryland corporation (the "Parent" ), granted Optionee a nonqualified option to purchase [____] shares of the Parent's common stock, par value $.01 per share ("Parent Common Stock") at an exercise price of [$____] per share pursuant to the terms and conditions of its Amended and Restated 1994 Stock Option Plan (the "Parent Plan"), which option is currently outstanding and exercisable (the "Parent Option"); and

          WHEREAS, pursuant to the Corporation's Amended and Restated 1996 Stock Option Plan (the "Subsidiary Plan"), in the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in the capital or corporate structure of the Corporation and/or the Parent including without limitation an initial public offering ("IPO"), the Administrator of such plan may, in its sole discretion, grant substitute stock options to purchase the Corporation's Common Stock ("Substitute Stock Options") in order to preserve the benefits otherwise inherent in the Parent Options, subject to the surrender and cancellation of the corresponding Parent Option; and

          WHEREAS, in accordance with the provisions of the Subsidiary Plan, as set forth above, the Administrator of the Subsidiary Plan has determined that, as a result of the filing by the Corporation of a Registration Statement on Form S-11 with the Securities and Exchange Commission, the grant of Substitute Stock Options is necessary and appropriate in order to preserve the benefits to which holders of Parent Options would otherwise have been entitled had such filing not occurred.

          NOW, THEREFORE, effective as of the date first set forth above, the Administrator of the Subsidiary Plan hereby grants to the Optionee Substitute Stock Options subject to the following terms and conditions.
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TERMS AND CONDITIONS OF THE SUBSTITUTE OPTION
---------------------------------------------

          1.   NUMBER OF SHARES AND SUBSTITUTE STOCK OPTION.  Subject to the
               --------------------------------------------
surrender and cancellation of the corresponding Parent Option, the Substitute Stock Option entitles Optionee to purchase _____ shares of the Corporation's common stock in lieu of Optionee's option to purchase ____ shares of Parent's common stock./1/

          2.   PRICE OF SUBSTITUTE STOCK OPTION.  The exercise price per share
               --------------------------------
of the Substitute Stock Option shall be an amount equal to $______./2/

          3.   PERIOD OF SUBSTITUTE STOCK OPTION.  The term of the Substitute
               ---------------------------------
Stock Option and of this Agreement shall commence on __________ (the "Date of Grant") and terminate upon the expiration of ten (10) years from the Date of Grant. Upon the termination of the Substitute Stock Option, all rights of the Optionee hereunder shall cease.

          4.   CONDITIONS OF EXERCISE.  The Substitute Stock Option shall be
               ----------------------
exercisable in full immediately upon grant, and the right of the Optionee to purchase shares with respect to which this Substitute Stock Option has become exercisable as herein provided may be exercised in whole or in part at any time or from time to time, prior to the tenth (10th) anniversary of the Date of Grant.

          5.   NONTRANSFERABILITY OF SUBSTITUTE STOCK OPTION.  The Substitute
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Stock Option and this Agreement shall not be transferable otherwise than by will or by the laws of descent and distribution or a qualified domestic relations order ("QDRO"); and the Substitute Stock Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by his or her legal representative or as otherwise provided by a QDRO.

-----------------------
/1/ The number of shares of the Common Stock subject to the Substitute Stock Option is an amount equal to the product of (i) the quotient of the fair market value of the common stock of Parent divided by the value of the Common Stock (each determined in good faith by the Administrator as of the date the Substitute Stock Option is granted) and (ii) the number of shares of Parent Stock underlying the Parent Option.

/2/ The exercise price per share of the Substitute Stock Option is an amount equal to the quotient of the aggregate exercise price of the Parent Option divided by the number of shares subject to the Substitute Stock Option.

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          6.  EXERCISE OF SUBSTITUTE STOCK OPTION.  The Substitute Stock Option
              -----------------------------------
shall be exercised in the following manner: the Optionee, or other person or persons having the right to exercise the Substitute Stock Option, shall deliver to the Corporation written notice specifying the number of Substitute Stock Option Shares which he or she elects to purchase, together with cash in an amount equal to the total price to be paid upon the exercise of the Substitute Stock Option, and the stock purchased shall thereupon be promptly delivered. In addition, the Grantee or other such person shall be entitled to exercise this option in any other manner permitted under the Substitute Plan and approved by the Administrator. The Optionee will not be deemed to be a holder of any shares pursuant to exercise of the Substitute Stock Option until the date of the issuance of a stock certificate to him or her for such shares and until the shares are paid in full.

          7.   NOTICES.  Any notice required or permitted under this Agreement
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shall be deemed given when delivered personally, or when deposited in a United
States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at his address hereinbelow set forth or such other address as he or she may designate in writing to the Corporation, or to the Corporation: Attention:
Joel S. Marcus (or his designee), at the Corporation's address or such other address as the Corporation may designate in writing to the Optionee.

          8.   FAILURE TO ENFORCE NOT A WAIVER.  The failure of the Corporation
               -------------------------------
to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

          9.   GOVERNING LAW.  This Agreement shall be governed by and construed
               -------------
according to the laws of the State of Maryland without regard to its principles of conflict of laws.

          10.  INCORPORATION OF SUBSIDIARY PLAN.  The Subsidiary Plan is hereby
               --------------------------------
incorporated by reference and made a part hereof, and the Substitute Stock Option and this Agreement are subject to all terms and conditions of the Subsidiary Plan.

          11.  AMENDMENTS.  This Agreement may be amended or modified at any
               ----------
time by an instrument in writing signed by the parties hereto.

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

          IN WITNESS WHEREOF, the parties have executed this Agreement on this _____ day of ____ 199_.


                                            ALEXANDRIA REAL ESTATE
                                            EQUITIES, INC.


                                            By: ________________________________
                                                 Joel S. Marcus
                                                 Chief Executive Officer

                                            The undersigned hereby accepts and
                                            agrees to all the terms and
                                            provisions of the foregoing
                                            Agreement and to all the terms and
                                            provisions of the Plan herein
                                            incorporated by reference.


                                            ______________________________
                                                        Optionee


                                            ______________________________
                                            ______________________________
                                            ______________________________
                                                        Address

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